UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 23, 2018

Date of Report (Date of earliest event reported)

ALTRA INDUSTRIAL MOTION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201 Braintree, Massachusetts		02184
(Address of principal executive offices)		(Zip Code)

(781) 917-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

This Current Report on Form 8-K (this “Form 8-K”) is being filed to update and supplement the definitive proxy statement on Schedule 14A, File No. 001-33209, filed by Altra Industrial Motion Corp. (“Altra”) with the Securities and Exchange Commission (the “SEC”) on August 6, 2018 (the “definitive proxy statement”). The information contained in this Form 8-K is incorporated by reference into the definitive proxy statement. Terms used in this Form 8-K, but not otherwise defined, shall have the meanings ascribed to such terms in the definitive proxy statement.

The supplemental information contained in this Form 8-K should be read in conjunction with the definitive proxy statement, which should be read in its entirety. To the extent that information in this Form 8-K differs from or updates information contained in the definitive proxy statement, the information in this Form 8-K shall supersede or supplement the information in the definitive proxy statement. The information contained in this supplement speaks only as of August 23, 2018, unless the information specifically indicates that another date applies.

If you have not already submitted a proxy for use at the special meeting of Altra stockholders since the distribution of the definitive proxy statement, you are urged to do so promptly. This Form 8-K does not affect the validity of any proxy card or voting instructions that Altra stockholders may have previously received or delivered following the distribution of the definitive proxy statement. No action is required by any Altra stockholder who has previously delivered a proxy or voting instructions following the distribution of the definitive proxy statement and who does not wish to revoke or change that proxy or voting instructions.

Litigation Relating to the Transactions

On August 8, 2018, a purported class action was filed against Altra and each of the members of its board of directors and Fortive in the Superior Court of Norfolk County, Massachusetts, by an individual who purports to be a stockholder of Altra. The plaintiff purports to bring this action on behalf of all public stockholders of Altra. The complaint alleges that the individual defendants breached their fiduciary duties in approving the Transactions contemplated by the Merger Agreement because, among other things, the Transactions overvalue the A&S Business, will dilute current Altra stockholders and were motivated by Altra’s directors and officers seeking to increase their own compensation, and by failing to disclose all material facts relevant to such Transactions in the definitive proxy statement, including facts relating to potential conflicts of interests of Altra’s financial advisors, the analyses performed by Altra’s financial advisors, the free cash flow projections relied on by Altra’s financial advisors in their analyses and the content of particular discussions between Altra and Fortive. The complaint also asserts that Fortive aided and abetted the individual defendants’ alleged breach of fiduciary duties. The plaintiff seeks, among other things, to enjoin the Merger and obtain monetary damages in an unspecified amount as well as legal fees and expenses. Altra and Fortive believe that the plaintiff’s allegations lack merit, that the definitive proxy statement adequately discloses all information regarding the Transactions that is material to a stockholder’s decision to vote at the special meeting and, with respect to certain factual statements described below, Altra believes such factual statements are inaccurate.

•

The plaintiff characterizes the Transactions as a sale of control of Altra to Fortive. In fact, Fortive will not acquire any ownership interest in or control over Altra. Instead, Fortive stockholders will own approximately 54% and existing Altra stockholders 46% of Altra after giving effect to the Transactions. No individual stockholder is expected to obtain a controlling stake in Altra as a result of the Transactions.

•

The plaintiff alleges that Altra failed to disclose the fee paid to KBCM in connection with the delivery of KBCM’s opinion. To the contrary, Altra disclosed that KBCM received a fee of $1.0 million in connection with the delivery of its opinion on page 142 of the definitive proxy statement in the section entitled “The Transactions—Opinion of KeyBanc Capital Markets Inc.”

•

The plaintiff alleges that Goldman Sachs and KBCM have undisclosed conflicts of interest because, among other things, each owns shares of Altra and/or Fortive. However, as of March 6, 2018, none of Goldman Sachs’ Investment Banking Division, funds in which Goldman Sachs’ Investment Banking Division has a direct equity investment, or funds managed by Goldman Sachs’ Merchant Banking Division (which Division operates on the private side of the firm’s informational wall) had a direct equity investment in Altra, Fortive or any respective majority-owned subsidiary thereof (as reflected in Goldman Sachs’ books and records). In addition, KBCM does not hold any shares and any shares held by KBCM’s affiliates are held in managed accounts on behalf of third parties and are not held for proprietary accounts of such affiliates.

•

The plaintiff alleges that the definitive proxy statement omits details concerning negotiations to determine the post-closing roles of Altra’s directors and management. In fact, no such negotiations ever took place.

The full text of the complaint, which should be read in its entirety, is attached as Exhibit 99.1 to this Form 8-K. If additional similar actions are filed, absent new or different allegations that are material, Altra and Fortive will not necessarily announce such additional filings.

Certain Financial Forecasts Prepared by Altra

The disclosure under the heading “Certain Financial Forecasts Prepared by Altra” on page 144 of the definitive proxy statement is hereby supplemented by adding the unlevered free cash flow information set forth below to the summaries of the A&S Business Financial Projections and the Altra Financial Projections. The information set forth below is being included in this document solely to give stockholders access to information that was made available to the Altra board of directors in connection with its consideration of the Transactions, and is not being included in this document in order to influence any stockholder to make any investment decision with respect to the Transactions or for any other purpose. While Altra believes that the plaintiff’s allegations described above are meritless and does not believe the information set forth below is required to be disclosed or material to a stockholder’s decision regarding how to vote on the proposals described in the definitive proxy statement, this information is being included in this document to dispose of any issue relating to the disclosure of such information. The information set forth below is subject to, and should be read in conjunction with, all of the qualifications, limitations and disclosures set forth under the heading “Certain Financial Forecasts Prepared by Altra” on pages 142-144 of the definitive proxy statement.

The A&S Business Financial Projections

	Fiscal Year ending December 31,
	2018E	2019E	2020E	2021E	2022E
	(in millions)
Unlevered free cash flow (1)	$162	$142	$147	$157	$160

(1)	Stock-based compensation is treated as a cash expense for purposes of calculating EBITDA and unlevered free cash flow.

The Altra Financial Projections

	Fiscal Year ending December 31,
	2018E	2019E	2020E	2021E	2022E
	(in millions)
Unlevered free cash flow (1)	$77	$102	$102	$117	$124

(1)	Stock-based compensation is treated as a cash expense for purposes of calculating EBITDA and unlevered free cash flow.

Treatment of the Charter Amendment as a Routine Matter

The NYSE has informed Altra that it deems the proposal to approve the Charter Amendment to be a “routine matter,” pursuant to NYSE Rule 452. In accordance with NYSE Rule 452, banks, brokers and other nominees who hold shares of common stock in “street name” for their customers have discretionary authority to vote such shares on “routine matters,” but do not have such discretionary authority to vote the shares on “non-routine matters.” Accordingly, if your shares are held by a bank, broker or other nominee on your behalf in “street name” and you do not instruct your bank, broker or other nominee how to vote on the proposal to approve the Charter Amendment, your bank, broker or other nominee may nonetheless vote on the proposal to approve the Charter Amendment if it chooses to exercise such discretionary authority. However, in the absence of customer instructions, banks, brokers and other nominees will deliver “broker non-votes” in connection with, and shares held in “street name” will not be voted on, the proposals to approve the Share Issuance, the Altra Equity Plan Amendments or the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Share Issuance, the Charter Amendment and the Altra Equity Plan Amendments.

To the extent the information above contradicts or conflicts with any information contained in the definitive proxy statement, including in the letter to Altra stockholders and the sections entitled “Questions and Answers about the Transactions and the Special Meeting” and “Information about the Special Meeting—Record Date; Quorum; Voting Information; Required Votes”, the definitive proxy statement is hereby amended and supplemented to reflect the information described above.

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy, or a solicitation of an offer to sell, any securities of Fortive Corporation (“Fortive”), Stevens Holding Company, Inc. (“Newco”) or Altra Industrial Motion Corp. (“Altra”). In connection with the proposed transaction, Newco filed a registration statement on Form S-4/S-1 containing a prospectus and Altra filed a registration statement on Form S-4 containing a prospectus (together, the “registration statements”) with the U.S. Securities and Exchange Commission (the “SEC”), in each case, on May 8, 2018. Altra also filed a definitive proxy statement on Schedule 14A with the SEC on August 6, 2018, and sent the definitive proxy statement to Altra stockholders in connection with the special meeting of stockholders in connection with the proposed transaction. Each of Altra and Newco has filed, and expects to file, amendments to the registration statements before they become effective. Investors and security holders are urged to read the registration statements and Altra’s definitive proxy statement and any further amendments to these filings when they become available as well as any other relevant documents to be filed with the SEC when they become available because such documents contain or will contain important information about Altra, Fortive, Newco and the proposed transaction. Altra’s definitive proxy statement, the registration statements and any further amendments to these filings as well as any other relevant documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at www.sec.gov. Such documents can also be obtained free of charge from Fortive upon written request to Fortive Corporation, Investor Relations, 6920 Seaway Blvd., Everett, WA 98203, or by calling (425) 446-5000 or upon written request to Altra Industrial Motion Corp., Investor Relations, 300 Granite St., Suite 201, Braintree, MA 02184 or by calling (781) 917 0527.

FORWARD LOOKING STATEMENTS

All statements, other than statements of historical fact included in this communication are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management’s current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from Altra’s expectations. These statements include, but may not be limited to, the statements under “Business Outlook,” Altra’s expectations regarding its tax rate, Altra’s expectations regarding its acquisition of Fortive’s Automation & Specialty platform (“Fortive A&S”) and Altra’s guidance for full year 2018.

In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of Altra’s markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on Altra’s customers, (7) risks associated with a disruption to Altra’s supply chain, (8) fluctuations in the costs of raw materials used in Altra’s products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with Altra’s debt leverage and operating covenants under Altra’s debt instruments, (19) risks associated with restrictions contained in Altra’s Credit Facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of Altra’s ERP system, (23) risks associated with the Svendborg and Stromag acquisitions and integration and other acquisitions, (24) risks associated with certain minimum purchase agreements Altra has with suppliers, (25) risks associated with Altra’s exposure to variable interest rates and foreign currency exchange rates, (26) risks associated with interest rate swap contracts, (27) risks associated with Altra’s exposure to renewable energy markets, (28) risks related to regulations regarding conflict minerals, (29) risks related to restructuring and plant consolidations, (30) risks related to Altra’s pending acquisition of Fortive A&S, including (a) the possibility that the conditions to the consummation of the proposed transaction will not be satisfied, (b) failure to obtain, delays in obtaining or adverse conditions related to obtaining stockholder or regulatory approvals, (c) the ability to obtain the anticipated tax treatment of the proposed transaction and related proposed transactions, (d) risks relating to any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects, (e) the possibility that Altra may be unable to achieve expected synergies and operating efficiencies in connection with the proposed transaction within the expected time-frames or at all and to successfully integrate Fortive A&S, (f) expected or targeted future financial and operating performance and results, (g) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintain relationships with employees, customers, clients or suppliers) being greater than expected following the proposed transaction, (h) failure to consummate or delay in consummating the proposed transaction for other reasons, (i) Altra’s ability to retain key executives and employees, (j) slowdowns or downturns in economic conditions generally and in the markets Fortive A&S’s businesses participate specifically, (k) slowdowns or downturns in the industrial economy, (l) lower than expected investments and capital expenditures in equipment that utilizes components produced by us or Fortive A&S, (m) lower than expected demand for Altra or Fortive A&S’s repair and replacement businesses, (n) Altra’s relationships with strategic partners, (o) the presence of competitors with greater financial resources than us and their strategic response to Altra’s products, (p) Altra’s ability to offset increased commodity and labor costs with increased prices, (q) Altra’s ability to successfully integrate the merged assets and the associated technology and achieve operational efficiencies, and (r) the integration of Fortive A&S being more difficult, time-consuming or costly than expected and (31) other risks, uncertainties and other factors described in Altra’s quarterly reports on Form 10-Q and annual reports on Form 10-K and in Altra’s other filings with the SEC or in materials incorporated therein by reference. Except as required by applicable law, Altra Industrial Motion Corp. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise.

PARTICIPANTS IN THE SOLICITATION

This communication is not a solicitation of a proxy from any security holder of Altra. However, Fortive, Altra and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of Altra in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Fortive may be found in its Annual Report on Form 10-K filed with the SEC on February 28, 2018 and its definitive proxy statement relating to its 2018 Annual Meeting filed with the SEC on April 16, 2018. Information about the directors and executive officers of Altra may be found in its Annual Report on Form 10-K filed with the SEC on February 23, 2018, its definitive proxy statement relating to its 2018 Annual Meeting filed with the SEC on March 23, 2018 and its definitive proxy statement relating to the proposed transaction filed with the SEC on August 6, 2018.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Brian Levy v. Altra Industrial Motion Corp., et al., C.A. No. 18-1023 (Norfolk Super. Ct.)

EXHIBIT INDEX

99.1	Brian Levy v. Altra Industrial Motion Corp., et al., C.A. No. 18-1023 (Norfolk Super. Ct.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION CORP.

/s/ Glenn E. Deegan
Name:	Glenn E. Deegan
Title:	Vice President, Legal & Human Resources, General Counsel and Secretary

Date: August 23, 2018